Exhibit 99.2

Fiscal First Quarter

2022 Earnings

"Excellent top-line growth driven by strong demand proves our hybrid distribution strategy is winning. Our business is built for top-line growth, and we realized operational leverage from this growth in outstanding bottom-line results."

Mike Baur
Chairman and CEO, ScanSource, Inc.

Key Highlights

- Delivered Outstanding Q1 Net Sales and Profitability Growth
- Operational Excellence Amid Ongoing Supply Chain Challenges
- Reaffirmed Full Fiscal Year 2022 Financial Outlook

13% Net Sales Growth and 25% Gross Profit Growth

Consolidated Net Sales	Net Sales By Segment	Gross Profit by Segment
Net Sales $857.3 M	Specialty Technology Solutions +23% Y/Y $501.7M	Specialty Technology Solutions +32% Y/Y $45.7M
Net Sales Growth +13% Y/Y	Modern Communications & Cloud +2% Y/Y $355.6M	Modern Communications & Cloud +21% Y/Y $55.6M

© ScanSource 2021

First Quarter Metrics Reflect Operational Excellence

$0.86 Per Share
GAAP Diluted EPS

4.83%
Adjusted EBITDA Margin*

$(11.4)M TTM
Operating Cash Flow

$0.99 Per Share
Non-GAAP EPS*
+136% Y/Y

$41.4M
Adjusted EBITDA*
+98% Y/Y

17.5%
ROIC*
Highest quarter in over 5 years

Solid Financial Foundation for Growth

1.0x net debt to TTM adjusted EBITDA	6.3x inventory turns	Paid for inventory days of (3.2)	62 days sales outstanding
Target range: 1x to 2x	5-qtr range: 5.8x to 6.9x	5-qtr range: (11.8) to 2.2	5-qtr range: 60 to 63

Fiscal Year 2022 Outlook as of November 9, 2021

At Least 5.5%
Net Sales Growth

At Least $135M +14% Y/Y
Adjusted EBITDA*

Focused Execution of Value Creation Strategy

- Leader in Hybrid Distribution
- Deep Partnerships
- Digital Growth Opportunities
- Margin Expansion
- Attractive Return Potential

* Non-GAAP measure
TTM represents trailing-12 months; ROIC represents return on invested capital
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's fiscal year 2022 first quarter news release issued on November 9, 2021, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2021

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY22 outlook, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the failure to hire and retain quality employees, risk to our business from a cyber-security attack, the failure to manage and implement our organic growth strategy, impact of the COVID-19 pandemic on our operations and financial condition and the potential prolonged economic weakness brought on by COVID-19, a failure of our IT systems, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, loss of our major customers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2021, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP net sales, non-GAAP gross profit, non-GAAP gross margin, non- GAAP SG&A expenses, adjusted EBITDA, ROIC and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 3

ScanSource, Inc.
Earnings Infographic
Q1 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 857,311	$ 852,694	$ 729,873	$ 810,897	$ 757,342	1%	13%
Gross profit	$ 101,300	$ 95,778	$ 88,116	$ 86,043	$ 80,779	6%	25%
Gross profit margin %	*11.8 %*	*11.2 %*	*12.1 %*	*10.6 %*	*10.7 %*	*58 bp*	*115 bp*
SG&A expenses	$ 63,582	$ 64,758	$ 60,099	$ 60,470	$ 62,112	(2)%	2%
Operating income (loss)	$ 30,328	$ 23,283	$ 19,436	$ 17,130	$ 1,634	*30%*	*nm
Operating income (loss) %	*3.54 %*	*2.73 %*	*2.66 %*	*2.11 %*	*0.22 %*	*81 bp*	*nm
Net income (loss)	$ 22,073	$ 20,657	$ 13,786	$ 11,061	$ (115)	*7%*	*nm
Diluted EPS	$ 0.86	$ 0.80	$ 0.54	$ 0.43	$ (0.01)	*8%*	*nm
Select reported Non-GAAP measures: [(a)]							
Net sales	$ 857,311	$ 852,694	$ 729,873	$ 810,897	$ 757,342	1%	13%
Gross profit	$ 101,300	$ 95,778	$ 88,116	$ 86,043	$ 80,779	6%	25%
Gross profit margin %	*11.8 %*	*11.2 %*	*12.1 %*	*10.6 %*	*10.7 %*	*58 bp*	*115 bp*
Non-GAAP SG&A expenses	$ 63,499	$ 64,512	$ 59,827	$ 59,110	$ 61,614	(2)%	3%
Non-GAAP operating income	$ 34,921	$ 28,368	$ 25,148	$ 23,836	$ 15,769	23%	121%
Non-GAAP operating income %	*4.07 %*	*3.33 %*	*3.45 %*	*2.94 %*	*2.08 %*	*75 bp*	*199 bp*
Non-GAAP net income	$ 25,550	$ 24,522	$ 18,178	$ 16,469	$ 10,698	4%	139%
Non-GAAP diluted EPS	$ 0.99	$ 0.96	$ 0.71	$ 0.65	$ 0.42	3%	136%
Adjusted EBITDA	$ 41,394	$ 35,299	$ 31,998	$ 29,739	$ 20,911	17%	98%
Adjusted EBITDA %	*4.83 %*	*4.14 %*	*4.38 %*	*3.67 %*	*2.76 %*	*69 bp*	*207 bp*
Adjusted ROIC	17.5 %	16.0 %	14.7 %	13.3 %	8.9 %	150 bp	860 bp
Operating cash flow (QTR)	$ (56,959)	$ 61,345	$ (60,252)	$ 44,449	$ 71,225	193%	(180)%
Operating cash flow (TTM)	$ (11,417)	$ 116,767	$ 129,375	$ 214,975	$ 225,630	(110)%	*(105)%*

[(a)] *See pages 11 through 13 for the calculation of non-GAAP measures and reconciliations to GAAP measures.*

**nm - percentages are not meaningful*

scansource.com 4 November 9, 2021

ScanSource, Inc.
Earnings Infographic
Q1 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21	Q/Q	Y/Y
Net sales	$ 501,711	$ 515,445	$ 436,462	$ 455,248	$ 408,777	(3)%	23%
Gross profit	$ 45,694	$ 46,554	$ 39,002	$ 38,612	$ 34,665	(2)%	32%
Gross profit margin %	*9.1 %*	*9.0 %*	*8.9 %*	*8.5 %*	*8.5 %*	*8 bp*	*63 bp*
GAAP operating income	$ 14,104	$ 12,011	$ 8,713	$ 7,161	$ 1,684	*17%*	*738%*
GAAP operating income %	*2.81 %*	*2.33 %*	*2.00 %*	*1.57 %*	*0.41 %*	*48 bp*	*240 bp*
Add: Intangible amortization expense	$ 1,531	$ 1,610	$ 1,610	$ 1,610	$ 1,610	*(5)%*	*(5)%*
Non-GAAP operating income	$ 15,635	$ 13,621	$ 10,323	$ 8,771	$ 3,294	*15%*	*375%*
Non-GAAP operating income %	*3.12 %*	*2.64 %*	*2.37 %*	*1.93 %*	*0.81 %*	*47 bp*	*231 bp*

Reconciliation of Operating Income to Adjusted EBITDA	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21	Q/Q	Y/Y
GAAP operating income	$ 14,104	$ 12,011	$ 8,713	$ 7,161	$ 1,684	17%	738%
Plus:							
Depreciation expense	$ 1,868	$ 1,967	$ 2,000	$ 2,165	$ 2,350	(5)%	(21)%
Intangible amortization expense	$ 1,531	$ 1,610	$ 1,610	$ 1,610	$ 1,610	(5)%	(5)%
Interest income	$ (305)	$ (965)	$ (517)	$ (209)	$ (284)	*nm	*nm
Foreign exchange (gain)/loss	$ 77	$ 33	$ 12	$ 303	$ 147	133%	(48)%
Other income/expense, net	$ (90)	$ (23)	$ (123)	$ (174)	$ (17)	291%	429%
EBITDA	$ 17,821	$ 16,543	$ 12,951	$ 11,016	$ 5,798	8%	207%
Adjustments:							
Share-based compensation expense	$ 1,398	$ 1,325	$ 1,376	$ 1,114	$ 638	6%	119%
Adjusted EBITDA (non-GAAP)	$ 19,219	$ 17,868	$ 14,327	$ 12,130	$ 6,436	*8%*	*199%*
Adjusted EBITDA (non-GAAP) %	*3.83 %*	*3.47 %*	*3.28 %*	*2.66 %*	*1.57 %*	*36 bp*	*226 bp*

**nm - percentages are not meaningful*

scansource.com 5 November 9, 2021

ScanSource, Inc.
Earnings Infographic
Q1 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21	Q/Q	Y/Y
Net sales	$ 355,600	$ 337,249	$ 293,411	$ 355,649	$ 348,565	5%	2%
Gross profit	$ 55,606	$ 49,224	$ 49,114	$ 47,431	$ 46,114	13%	21%
Gross profit margin %	*15.6 %*	*14.6 %*	*16.7 %*	*13.3 %*	*13.2 %*	*104 bp*	*241 bp*
GAAP operating income	$ 16,307	$ 11,466	$ 11,555	$ 11,814	$ 8,716	42%	87%
GAAP operating income %	4.59 %	3.40 %	3.94 %	3.32 %	2.50 %	*119 bp*	*209 bp*
Add: Intangible amortization expense	$ 2,978	$ 3,283	$ 3,270	$ 3,252	$ 3,242	(9)%	(8)%
Add: Change in fair value of contingent consideration	$ —	$ —	$ —	$ —	$ 516	*nm	*nm
Non-GAAP operating income	$ 19,285	$ 14,749	$ 14,825	$ 15,066	$ 12,474	*31%*	*55%*
Non-GAAP operating income %	*5.42 %*	*4.37 %*	*5.05 %*	*4.24 %*	*3.58 %*	*105 bp*	*184 bp*

Reconciliation of Operating Income to Adjusted EBITDA	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21	Q/Q	Y/Y
GAAP operating income	$ 16,307	$ 11,466	$ 11,555	$ 11,814	$ 8,716	42%	87%
Plus:							
Depreciation expense	$ 1,273	$ 1,231	$ 1,478	$ 1,322	$ 1,508	3 bp	(16) bp
Intangible amortization expense	$ 2,978	$ 3,283	$ 3,270	$ 3,252	$ 3,242	(9)%	(8)%
Interest income	$ (721)	$ (376)	$ (228)	$ (322)	$ (197)	*nm	*nm
Foreign exchange (gain)/loss	$ 408	$ 33	$ (54)	$ 78	$ 291	1136 bp	40 bp
Other income/expense, net	$ (132)	$ (110)	$ (138)	$ (86)	$ (58)	20 bp	128 bp
EBITDA	$ 21,003	$ 16,433	$ 16,723	$ 16,718	$ 13,430	28%	56%
Adjustments:							
Share-based compensation expense	$ 1,173	$ 1,003	$ 1,160	$ 892	$ 530	17%	121%
Fair value of contingent consideration	$ —	$ —	$ —	$ —	$ 516	*nm	*nm
Adjusted EBITDA (non-GAAP)	$ 22,176	$ 17,436	$ 17,883	$ 17,610	$ 14,476	27%	53%
Adjusted EBITDA (non-GAAP) %	*6.24 %*	*5.17 %*	*6.09 %*	*4.95 %*	*4.15 %*	*107 bp*	*208 bp*

**nm - percentages are not meaningful*

scansource.com 6 November 9, 2021

ScanSource, Inc.
Earnings Infographic
Q1 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

Net Sales by Segment:

($ In thousands)		Q1 FY22		Q1 FY21	% Change
Specialty Technology Solutions:					
Net sales, as reported	$	501,711	$	408,777	22.7 %
Foreign exchange impact (a)		(467)		—	
Net Sales, constant currency (non-GAAP)	$	501,244	$	408,777	22.6 %
Modern Communications & Cloud:					
Net sales, as reported	$	355,600	$	348,565	2.0 %
Foreign exchange impact (a)		(1,970)		—	
Net Sales, constant currency (non-GAAP)	$	353,630	$	348,565	1.5 %
Consolidated:					
Net sales, as reported	$	857,311	$	757,342	13.2 %
Foreign exchange impact (a)		(2,437)		—	
Net Sales, constant currency (non-GAAP)	$	854,874	$	757,342	12.9 %

Net Sales by Geography:

($ in thousands)		Q1 FY22		Q1 FY21	% Change
United States and Canada:					
Net sales, as reported	$	769,499	$	683,603	12.6 %
International:					
Net sales, as reported	$	87,812	$	73,739	19.1 %
Foreign exchange impact (a)		(2,437)		—	
Net Sales, constant currency (non-GAAP)	$	85,375	$	73,739	15.8 %
Consolidated:					
Net sales, as reported	$	857,311	$	757,342	13.2 %
Foreign exchange impact (a)		(2,437)		—	
Net Sales, constant currency (non-GAAP)	$	854,874	$	757,342	12.9 %

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended September 30, 2021 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended September 30, 2020.

scansource.com 7 November 9, 2021

ScanSource, Inc.
Earnings Infographic
Q1 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21
Adjusted return on invested capital (ROIC), annualized (a)	**17.5 %**	**16.0 %**	**14.7 %**	**13.3 %**	**8.9 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income (loss) from continuing operations - GAAP	$ 22,073	$ 20,657	$ 13,786	$ 11,061	$ (115)
Plus:					
Interest expense	1,660	1,643	1,576	1,796	1,913
Income taxes	7,358	2,389	5,121	4,683	(47)
Depreciation and amortization	7,650	8,090	8,358	8,349	8,710
EBITDA	38,741	32,779	28,841	25,889	10,461
Adjustments:					
Change in fair value of contingent consideration	—	—	—	—	516
Acquisition and divestiture costs	83	246	272	1,360	498
Restructuring costs	—	(54)	349	484	8,268
Share-based compensation	2,570	2,328	2,537	2,006	1,168
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	**$ 41,394**	**$ 35,299**	**$ 31,999**	**$ 29,739**	**$ 20,911**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 731,191	$ 690,575	$ 682,139	$ 671,227	$ 678,246
Equity - end of quarter	746,094	731,191	690,575	682,139	671,227
Adjustments:					
Change in fair value of contingent consideration, net of tax	—	—	—	—	390
Share-based compensation, net	1,922	1,752	1,912	1,510	878
Acquisition and divestiture costs	83	207	272	1,360	498
Restructuring, net of tax	—	(40)	264	366	6,250
Discontinued operations net (income) loss	—	(3,053)	688	25,255	11,704
Average equity	739,645	710,316	687,925	690,929	684,597
Average funded debt (b)	197,406	177,074	191,996	198,620	243,268
Invested capital (denominator for ROIC) (non-GAAP)	**$ 937,051**	**$ 887,390**	**$ 879,921**	**$ 889,549**	**$ 927,865**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 8 November 9, 2021

ScanSource, Inc.
Earnings Infographic
Q1 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21
Debt of continuing operations (Q/E)	$ 197,356	$ 143,174	$ 198,851	$ 151,924	$ 148,799
Debt of discontinued operations (Q/E)	—	—	—	—	19,932
Consolidated debt (Q/E)	197,356	143,174	198,851	151,924	168,731
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(55,491)	(62,718)	(49,321)	(67,187)	(49,889)
Cash and cash equivalents of discontinued operations (Q/E)	—	—	—	—	(5,678)
Consolidated cash and cash equivalents (Q/E)	(55,491)	(62,718)	(49,321)	(67,187)	(55,567)
Net debt (Q/E)	**$ 141,865**	**$ 80,456**	**$ 149,530**	**$ 84,737**	**$ 113,164**
Reconciliation of Net Income to Adjusted EBITDA					
Net income (loss) from continuing operations - GAAP	$ 22,073	$ 20,657	$ 13,786	$ 11,061	$ (115)
Plus:					
Interest expense	1,660	1,643	1,576	1,796	1,913
Income taxes	7,358	2,389	5,121	4,683	(47)
Depreciation and amortization	7,650	8,090	8,358	8,349	8,710
EBITDA	38,741	32,779	28,841	25,889	10,461
Adjustments:					
Change in fair value of contingent consideration	—	—	—	—	516
Acquisition and divestiture costs	83	246	272	1,360	498
Restructuring costs	—	(54)	349	484	8,268
Share-based compensation	2,570	2,328	2,537	2,006	1,168
Adjusted EBITDA (non-GAAP)	$ 41,394	$ 35,299	$ 31,999	$ 29,739	$ 20,911
Adjusted EBITDA, TTM (a)	**$ 138,431**	**$ 117,948**	**$ 96,605**	**$ 85,475**	**$ 90,332**
Net Debt / Adjusted EBITDA, TTM (a)	**1.0x**	**0.7x**	**1.5x**	**1.0x**	**1.3x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com
9
November 9, 2021

ScanSource, Inc.
Earnings Infographic
Q1 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)	Q1 FY22	Q4 FY21	Q3 FY21	Q2 FY21	Q1 FY21
Accounts Receivable (Q/E)	$ 589,532	$ 568,984	$ 509,404	$ 534,583	$ 509,779
Days sales outstanding in receivables	62	60	63	60	61
Inventory (Q/E)	$ 493,541	$ 470,081	$ 459,652	$ 421,003	$ 423,088
Inventory turns	6.3	6.5	5.8	6.9	6.2
Accounts payable (Q/E)	$ 602,229	$ 634,805	$ 521,552	$ 589,292	$ 544,856
Paid for inventory days*	(3.2)	(9.4)	2.2	(11.8)	(7.2)
Working Capital (Q/E) (AR+INV-AP)	$ 480,844	$ 404,260	$ 447,504	$ 366,294	$ 388,011
Cash conversion cycle	59	51	65	48	54

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 10 November 9, 2021

ScanSource, Inc.
Earnings Infographic
Q1 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR

($ in thousands)

	Quarter ended September 30, 2021				
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
Net sales	$ 857,311	$ —	$ —	$ —	$ 857,311
Gross profit	101,300	—	—	—	101,300
SG&A expenses	63,582	—	—	(83)	63,499
Operating income	30,328	4,510	—	83	34,921
Other expense, net	897	—	—	—	897
Pre-tax income	29,431	4,510	—	83	34,024
Net income	22,073	3,394	—	83	25,550
Diluted EPS	$ 0.86	$ 0.13	$ —	$ —	$ 0.99

(a) Acquisition and divestiture costs totaled less than $0.1 million for the quarter ended September 30, 2021 and are generally nondeductible for tax purposes.

($ in thousands)

	Quarter ended June 30, 2021				
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
Net sales	$ 852,694	$ —	$ —	$ —	$ 852,694
Gross profit	95,778	—	—	—	95,778
SG&A expenses	64,758	—	—	(246)	64,512
Operating income	23,283	4,893	—	192	28,368
Other expense, net	237	—	—	—	237
Pre-tax income	23,046	4,893	—	192	28,131
Net income	20,657	3,698	—	167	24,522
Diluted EPS	$ 0.80	$ 0.14	$ —	$ 0.01	$ 0.96

(a) Acquisition and divestiture costs totaled $0.2 million for the quarter ended June 30, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $(0.1) million for the quarter ended June 30, 2021.

scansource.com 11 November 9, 2021

ScanSource, Inc.
Earnings Infographic
Q1 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued

($ in thousands)

	Quarter ended March 31, 2021				
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
Net sales	$ 729,873	$ —	$ —	$ —	$ 729,873
Gross profit	88,116	—	—	—	88,116
SG&A expenses	60,099	—	—	(272)	59,827
Operating income	19,436	4,880	—	832	25,148
Other expense, net	529	—	—	—	529
Pre-tax income	18,907	4,880	—	832	24,619
Net income	13,786	3,697	—	695	18,178
Diluted EPS	$ 0.54	$ 0.14	$ —	$ 0.03	$ 0.71

(a) Acquisition and divestiture costs totaled $0.3 million for the quarter ended March 31, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.6 million for the quarter ended March 31, 2021.

($ in thousands)

	Quarter ended December 31, 2020				
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
Net sales	$ 810,897	$ —	$ —	$ —	$ 810,897
Gross profit	86,043	—	—	—	86,043
SG&A expenses	60,470	—	—	(1,360)	59,110
Operating income	17,130	4,862	—	1,844	23,836
Other expense, net	1,386	—	—	—	1,386
Pre-tax (loss) income	15,744	4,862	—	1,844	22,450
Net (loss) income	11,061	3,682	—	1,726	16,469
Diluted EPS	$ 0.43	$ 0.14	$ —	$ 0.07	$ 0.65

(a) Acquisition and divestiture costs totaled $1.4 million for the quarter ended December 30, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.5 million for the quarter ended December 31, 2020.

scansource.com 12 November 9, 2021

ScanSource, Inc.
Earnings Infographic
Q1 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued

($ in thousands)

	Quarter ended September 30, 2020				
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
Net sales	$ 757,342	$ —	$ —	$ —	$ 757,342
Gross profit	80,779	—	—	—	80,779
SG&A expenses	62,112	—	—	(498)	61,614
Operating (loss) income	1,634	4,853	516	8,766	15,769
Other expense, net	1,796	—	—	—	1,796
Pre-tax (loss) income	(162)	4,853	516	8,766	13,973
Net (loss) income	(115)	3,675	390	6,748	10,698
Diluted EPS	$ (0.01)	$ 0.14	$ 0.02	$ 0.27	$ 0.42

(a) Acquisition and divestiture costs totaled $0.5 million for the quarter ended September 30, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $8.3 million for the quarter ended September 30, 2020.

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13
November 9, 2021

FY22 Annual Financial Outlook Reconciliation FY22 Outlook GAAP, operating income At least $92 million Intangible amortization $18 million Depreciation expense $14 million Share-based compensation expense $11 million Adjusted EBITDA (non-GAAP) At least $135 million ScanSource, Inc. Earnings Infographic Q1 FY2022 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 14 November 9, 2021